Exhibit 1


                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  December 3, 2003                WARBURG, PINCUS EQUITY
                                        PARTNERS, L.P.

                                        By: Warburg Pincus & Co.,
                                            General Partner

                                        By: /s/  Scott Arenare
                                            ------------------------------
                                            Name:  Scott A. Arenare
                                            Title: Partner


Dated:  December 3, 2003                WARBURG, PINCUS NETHERLANDS
                                        EQUITY PARTNERS I, C.V.

                                        By: Warburg Pincus & Co.,
                                            General Partner

                                        By: /s/  Scott Arenare
                                            ------------------------------
                                            Name:  Scott A. Arenare
                                            Title: Partner


Dated:  December 3, 2003                WARBURG, PINCUS NETHERLANDS
                                        EQUITY PARTNERS II, C.V.

                                        By: Warburg Pincus & Co.,
                                            General Partner

                                        By: /s/  Scott Arenare
                                            ------------------------------
                                            Name:  Scott A. Arenare
                                            Title: Partner

Dated:  December 3, 2003                WARBURG, PINCUS NETHERLANDS
                                        EQUITY PARTNERS III, C.V.

                                        By: Warburg Pincus & Co.,
                                            General Partner

                                        By: /s/  Scott Arenare
                                            ------------------------------
                                            Name:  Scott A. Arenare
                                            Title: Partner


Dated:  December 3, 2003                WARBURG PINCUS & CO.

                                        By: /s/  Scott Arenare
                                            ------------------------------
                                            Name:  Scott A. Arenare
                                            Title: Partner


Dated:  December 3, 2003                WARBURG PINCUS LLC

                                        By: /s/  Scott Arenare
                                            ------------------------------
                                            Name:  Scott A. Arenare
                                            Title: Managing Director